united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/22

ITEM 1. REPORTS TO SHAREHOLDERS.

EXPLANATORY NOTE

Amended to include Exhibit 13(a)(4) Change in Independent Registered Public Accounting Firm.

Wealthfront Risk Parity Fund
Class W Shares (WFRPX)

Annual Report
October 31, 2022

1-877-910-4232
www.wealthfront.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Manager Discussion of Fund Performance

The past year has been an extremely challenging one for financial markets, with both equities and bonds declining significantly, breaking the long historical precedent of near-zero correlation between the two. Thus, it does not come as a surprise that the Wealthfront Risk Parity Fund (“the Fund”) performed poorly in the fiscal year of 2022 (November 1, 2021 to October 31, 2022*). Over this period, the Fund returned -24.99%, as every asset class the Fund held exposure to declined. The Fund’s benchmark** (a 60/40 blend of MSCI World Equity Index (Net) and the Bloomberg-Barclays Global Aggregate Bond Index) returned -19.20% over the same period. The disappointing relative performance was primarily driven by two factors: drawdowns in bond prices as interest rates increased, and the underperformance of foreign markets relative to the US.

The Fund follows a strategy which seeks to allocate risk equally to a broad range of asset classes, including: US, non-US Developed Markets, and Emerging Markets Equities; US and Emerging Markets Bonds; Treasury Inflation-Protected Securities (“TIPS”), and Real Estate. By utilizing this risk-balanced approach, the Adviser seeks to create a portfolio with a higher expected risk-adjusted return than any single asset class, and higher than that of a typical 60/40 equities/bonds portfolio. However, the allocation by risk, rather than by capital, tends to result in a portfolio with a significant allocation to lower risk (lower volatility) asset classes, such as high-quality bonds. The Fund employs leverage (taking positions in excess of net assets) to target an annualized volatility of 12%.

In the fiscal year of 2022, the Fund’s portfolio followed the pattern described above. On average over this period, 31.5% of the portfolio’s positions were in equities or real estate, with 69.5% allocated to fixed income. The Fund used an average of 1.48x leverage to achieve its target volatility. The Fund’s over exposure to bonds relative to its benchmark contributed to the Fund’s underperformance in the fiscal year 2022. Although equities experienced significant drawdowns, with the MSCI World Equity Index*** declining 18.48%, bonds fared even worse, with the Bloomberg Global Aggregate Bonds Index**** falling 20.79%. The relative underperformance of bonds was driven by a rapid increase in interest rates as economies across the globe sought to tame high inflation.

The Fund’s risk-balanced portfolio construction also tends to result in geographic allocations that are significantly different from the Fund’s benchmark. Within its equity allocation, the Fund’s weights on US, non-US developed, and emerging markets equities averaged approximately 29.3%, 32.7%, and 38.0%, respectively during fiscal year 2022. In contrast, the MSCI World Equity Index had approximately 70% of its weight in the US as of October 31, 2022, and no exposure to emerging markets. The same held true in the Fund’s fixed income exposures, which included approximately 28% exposure to emerging markets bonds, with the other 72% allocated to US fixed income.

In the fiscal year 2022, foreign developed and emerging markets underperformed the US in both the equity and fixed income portions of the Fund’s portfolio. The table below shows the ETFs the fund uses to achieve exposure to each of the six underlying asset classes, and the total return of each of the ETFs in Fiscal 2022. The underperformance of foreign markets is clearly seen within the equity and fixed income categories.

	Region	Instrument	Realized Return (Nov 1, 2021 - Oct 31, 2022)
Equity	US Foreign Developed Emerging	SPDR S&P 500 ETF Trust Vanguard FTSE Developed Markets ETF Vanguard FTSE Emerging Markets ETF	-14.63% -23.51% -27.64%
Fixed Income	US US TIPS Emerging	iShares Core U.S. Aggregate Bond ETF iShares TIPS Bond ETF iShares J.P. Morgan USD Emerging Bonds ETF	-15.55% -11.56% -24.89%
Real Estate	US	Vanguard Real Estate ETF	-21.44%

Source: CRSP

Aside from its exposure to these instruments, the Fund earns a positive return on treasury bills held as collateral, and pays fees to its swap counterparties to finance the exposures.

We believe that the behavior of markets in this period was atypical. Interest rates rose more rapidly than in any period over the last thirty years, causing severe losses in fixed income assets. The -15.55% return of the iShares Core US Aggregate ETF over this period was its single worst 12-month return since its inception in 2003. The outperformance of US equities relative to foreign equities, while a continuation of a pattern seen in 2021, was also atypical. For context, the performance difference between US stocks and Emerging Markets stocks in fiscal year 2022 was 16.42%, compared to an average performance of -2.04% over all twelve-month periods since the inception of the emerging markets index in 1999. Despite this year’s underperformance, we continue to believe in the fundamental premises of the strategy: that a risk-balanced approach implemented systematically at a low fee can yield higher performance in the long term.

9510-NLD 12/01/2022

DISCLOSURE

*	The performance data quoted is historical. All year references are to the fiscal year of 2022 (November 1, 2021, through October 31, 2022) unless otherwise noted. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total annual fund operating expense ratio is 0.25% for Class W per the Fund’s Prospectus dated March 1, 2022. For performance information current to the most recent month-end, please call 1-877-910-4232. Performance numbers for periods longer than one year are annualized.

**	The Blended Index is a customized blend of unmanaged indices, weighted as follows: 60% MSCI World Equity Index (Net) and 40% Bloomberg-Barclays Global Aggregate Bond Index, rebalanced monthly. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

***	The MSCI World Equity Index (Net) is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

****	Bloomberg Barclays Global Aggregate Bond Index is a measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging markets issuers. Investors cannot invest directly into an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward- looking statements are reasonable, although they are inherently uncertain and difficult to predict.

Wealthfront Risk Parity Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2022

The Fund’s performance figures* for the periods ended October 31, 2022, compared to its benchmarks:

		Annualized
	One Year	Three Year	Since Inception (a)
Wealthfront Risk Parity Fund - Class W	(24.99)%	(8.31)%	(3.61)%
Bloomberg Global Aggregate Bond Index **	(20.79)%	(6.16)%	(2.89)%
MSCI World Equity Index (Net) ***	(18.48)%	6.11%	4.70%
Blended Benchmark Index 60/40 ****	(19.20)%	1.37%	1.91%

(a)	Inception date is January 22, 2018.

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total Returns for periods of less than one year are not annualized. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total annual fund operating expense ratio is 0.25% for Class W per the Fund’s Prospectus dated March 1, 2022. For performance information current to the most recent month-end, please call 1-877-910-4232.

**	Bloomberg Global Aggregate Bond Index is a measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging markets issuers. Investors cannot invest directly into an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

***	MSCI World Equity Index (Net) is a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

****	The Blended Benchmark Index 60/40 represents a blend of 60% MSCI World Equity Index (Net) and 40% Bloomberg Global Aggregate Bond Index.

Comparison of Change in Value of a $5,000,000 Investment
Since Inception January 22, 2018 through October 31, 2022

Holdings by type of investment	% of Net Assets
Short Term Investments:
U.S. Treasury Securities	109.4%
Money Market Fund	2.6%
Other Assets Less Liabilities	(12.0)%
100.0%

Please refer to the Portfolio of Investments that follows in this annual report for a detail of the Fund’s holdings. Derivative exposure is included in “Other Assets and Liabilities.”

Wealthfront Risk Parity Fund
PORTFOLIO OF INVESTMENTS
October 31, 2022

Principal Amount		Yield Rate (%)	Maturity	Fair Value
	SHORT-TERM INVESTMENTS - 112.0%
	U.S. TREASURY SECURITIES - 109.4%
$174,000,000	U.S. Treasury Bill	1.45	11/3/2022	$173,979,331
12,500,000	U.S. Treasury Bill	2.34	11/10/2022	12,491,984
67,000,000	U.S. Treasury Bill	2.71	11/17/2022	66,915,551
91,500,000	U.S. Treasury Bill	3.20	11/25/2022	91,300,141
135,000,000	U.S. Treasury Bill	3.36	12/1/2022	134,616,001
81,000,000	U.S. Treasury Bill*	3.40	12/8/2022	80,714,557
2,500,000	U.S. Treasury Bill*	3.47	12/15/2022	2,489,344
10,500,000	U.S. Treasury Bill*	3.61	12/22/2022	10,446,227
225,000,000	U.S. Treasury Bill*	3.79	1/5/2023	223,467,761
135,000,000	U.S. Treasury Bill*	3.83	12/29/2022	134,169,512
180,000,000	U.S. Treasury Bill*	3.97	1/12/2023	178,581,600
171,000,000	U.S. Treasury Bill*	3.98	1/19/2023	169,520,889
5,500,000	U.S. Treasury Bill*	4.03	1/26/2023	5,447,642
	TOTAL U.S. TREASURY SECURITIES (Cost - $1,284,830,007)			1,284,140,540

Shares
	MONEY MARKET FUND - 2.6%
30,790,524	First American Treasury Obligations Fund - Institutional Shares, 3.06% + (Cost - $30,790,524)			30,790,524

	TOTAL INVESTMENTS - 112.0% (Cost - $1,315,620,531)			$1,314,931,064
	LIABILITIES IN EXCESS OF OTHER ASSETS - NET - (12.0)%			(141,061,027)
	NET ASSETS - 100.0%			$1,173,870,037

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2022.

*	All or a portion of this security is segregated as collateral for swap contracts.

TOTAL RETURN SWAPS

				Average			Upfront	Unrealized
Notional Amount	Number of			Financing	Termination		payments/	Appreciation/
at October 31, 2022	Shares	Description#	Index	Spread	Date	Counterparty	receipts	(Depreciation)^
$309,916,494	3,038,397	iShares Core U.S. Aggregate Bond ETF	OBFR	23 bps	6/9/2023	JPM	$—	$(21,775,798)
21,683,125	223,158	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR	23 bps	5/8/2023	JPM	—	(3,852,354)
17,342,138	188,604	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR	23 bps	6/6/2023	JPM	—	(2,310,175)
67,245,780	742,473	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR	23 bps	6/9/2023	JPM	—	(8,059,330)
25,292,668	278,193	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR	23 bps	7/7/2023	JPM	—	(3,186,875)
71,410,680	583,494	iShares TIPS Bond ETF	OBFR	10 bps	5/8/2023	JPM	—	(6,842,259)
76,110,316	628,216	iShares TIPS Bond ETF	OBFR	10 bps	5/19/2023	JPM	—	(6,573,247)
22,028,038	182,292	iShares TIPS Bond ETF	OBFR	10 bps	5/22/2023	JPM	—	(1,848,973)
64,818,372	549,978	iShares TIPS Bond ETF	OBFR	10 bps	7/7/2023	JPM	—	(5,131,457)
83,061,176	713,952	iShares TIPS Bond ETF	OBFR	10 bps	9/8/2023	JPM	—	(6,568,796)
4,017,890	8,935	SPDR S&P 500 ETF Trust	OBFR	18 bps	4/24/2023	JPM	—	(579,421)
793,520	1,759	SPDR S&P 500 ETF Trust	OBFR	18 bps	5/8/2023	JPM	—	(116,469)
14,143,534	32,964	SPDR S&P 500 ETF Trust	OBFR	18 bps	6/6/2023	JPM	—	(1,445,012)
14,363,345	34,710	SPDR S&P 500 ETF Trust	OBFR	18 bps	6/9/2023	JPM	—	(988,604)
47,815,781	114,559	SPDR S&P 500 ETF Trust	OBFR	18 bps	7/6/2023	JPM	—	(3,635,502)
75,872	189	SPDR S&P 500 ETF Trust	OBFR	18 bps	7/13/2023	JPM	—	(2,951)
2,544,341	6,142	SPDR S&P 500 ETF Trust	OBFR	18 bps	9/8/2023	JPM	—	(177,992)
11,837,101	29,860	SPDR S&P 500 ETF Trust	OBFR	18 bps	10/6/2023	JPM	—	(305,284)
10,493,624	28,919	SPDR S&P 500 ETF Trust	OBFR	18 bps	11/3/2023	JPM	—	653,339
5,638,832	112,574	Vanguard FTSE Developed Markets Index ETF	OBFR	23 bps	11/8/2022	JPM	—	(1,204,574)
1,786,459	36,964	Vanguard FTSE Developed Markets Index ETF	OBFR	23 bps	3/1/2023	JPM	—	(353,145)
30,472,692	617,982	Vanguard FTSE Developed Markets Index ETF	OBFR	23 bps	3/8/2023	JPM	—	(6,385,510)
5,923,995	126,446	Vanguard FTSE Developed Markets Index ETF	OBFR	23 bps	4/3/2023	JPM	—	(1,016,173)
6,053,922	127,666	Vanguard FTSE Developed Markets Index ETF	OBFR	23 bps	4/4/2023	JPM	—	(1,099,506)
5,214,346	111,728	Vanguard FTSE Developed Markets Index ETF	OBFR	23 bps	4/10/2023	JPM	—	(878,397)
16,462,523	342,755	Vanguard FTSE Developed Markets Index ETF	OBFR	23 bps	5/4/2023	JPM	—	(3,187,319)
7,893,038	162,911	Vanguard FTSE Developed Markets Index ETF	OBFR	23 bps	5/5/2023	JPM	—	(1,583,982)

The accompanying notes are an integral part of these financial statements.

Wealthfront Risk Parity Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2022

TOTAL RETURN SWAPS (Continued)

				Average			Upfront	Unrealized
Notional Amount	Number of			Financing	Termination		payments/	Appreciation/
at October 31, 2022	Shares	Description#	Index	Spread	Date	Counterparty	receipts	(Depreciation)^
$26,807,140	557,094	Vanguard FTSE Developed Markets Index ETF	OBFR	23 bps	5/8/2023	JPM	$—	$(5,229,700)
7,059,489	150,063	Vanguard FTSE Developed Markets Index ETF	OBFR	23 bps	5/19/2023	JPM	—	(1,246,269)
3,053,035	66,733	Vanguard FTSE Developed Markets Index ETF	OBFR	23 bps	6/6/2023	JPM	—	(465,105)
6,806,452	159,056	Vanguard FTSE Developed Markets Index ETF	OBFR	23 bps	9/8/2023	JPM	—	(695,442)
2,113,859	57,839	Vanguard FTSE Developed Markets Index ETF	OBFR	23 bps	11/3/2023	JPM	—	112,405
5,159,637	104,956	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR	23 bps	1/3/2023	JPM	—	(1,348,272)
32,868,913	660,658	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR	23 bps	1/6/2023	JPM	—	(8,890,736)
10,734,733	217,459	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR	23 bps	1/20/2023	JPM	—	(2,835,572)
11,672,812	256,657	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR	23 bps	5/19/2023	JPM	—	(2,478,123)
20,918,954	482,535	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR	23 bps	6/5/2023	JPM	—	(3,608,754)
43,494,564	1,050,119	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR	23 bps	9/8/2023	JPM	—	(5,983,125)
4,220,047	99,694	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR	23 bps	9/29/2023	JPM	—	(653,197)
15,191,248	419,416	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR	23 bps	11/24/2023	JPM	—	(332,403)
13,316,386	130,835	Vanguard Real Estate Index ETF	OBFR	18 bps	11/4/2022	JPM	—	(2,223,328)
1,071,019	10,203	Vanguard Real Estate Index ETF	OBFR	18 bps	3/1/2023	JPM	—	(214,692)
10,776,522	102,614	Vanguard Real Estate Index ETF	OBFR	18 bps	3/8/2023	JPM	—	(2,161,871)
21,637,371	199,662	Vanguard Real Estate Index ETF	OBFR	18 bps	5/4/2023	JPM	—	(4,988,163)
47,677,823	478,693	Vanguard Real Estate Index ETF	OBFR	18 bps	7/6/2023	JPM	—	(7,667,666)
56,369	581	Vanguard Real Estate Index ETF	OBFR	18 bps	7/10/2023	JPM	—	(7,793)
3,447,629	36,960	Vanguard Real Estate Index ETF	OBFR	18 bps	8/22/2023	JPM	—	(371,568)
4,948,685	51,031	Vanguard Real Estate Index ETF	OBFR	18 bps	9/8/2023	JPM	—	(697,710)
							$—	$(140,442,850)

#	Each total return swap accesses a single exchange-traded fund as referenced below and settles to cash upon termination of the swap.

^	Includes accrued dividend and interest income, and swap fees.

ETF - Exchange-Traded Fund

JPM - JP Morgan

OBFR - Overnight Bank Funding Rate

The accompanying notes are an integral part of these financial statements.

Wealthfront Risk Parity Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2022

ASSETS
Investment securities:
At cost	$1,315,620,531
At fair value	$1,314,931,064
Interest receivable	368,900
Receivable for Fund shares sold	395,429
Receivable for swap	676
Prepaid expenses & other assets	2,913
TOTAL ASSETS	1,315,698,982

LIABILITIES
Net unrealized depreciation on swap contracts	140,442,850
Payable for Fund shares redeemed	1,147,559
Advisory fees payable	238,536
TOTAL LIABILITIES	141,828,945
NET ASSETS	$1,173,870,037

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$1,475,582,183
Accumulated deficit	(301,712,146)
NET ASSETS	$1,173,870,037

Net Asset Value Per Share:
Class W Shares:
Net Assets	$1,173,870,037
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	152,994,992
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$7.67

The accompanying notes are an integral part of these financial statements.

Wealthfront Risk Parity Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2022

INVESTMENT INCOME
Interest	$11,590,213

EXPENSES
Investment advisory fees	3,339,559
Legal fees	3,215
Trustees fees and expenses	13,887
TOTAL EXPENSES	3,356,661

NET INVESTMENT INCOME	8,233,552

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SWAP CONTRACTS
Net realized loss on:
Investments	(1,014)
Swap contracts	(162,101,876)
(162,102,890)

Net change in unrealized depreciation on:
Investments	(619,128)
Swap contracts	(246,138,301)
(246,757,429)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SWAP CONTRACTS	(408,860,319)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(400,626,767)

The accompanying notes are an integral part of these financial statements.

Wealthfront Risk Parity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31,	October 31,
	2022	2021
FROM OPERATIONS
Net investment income/(loss)	$8,233,552	$(2,896,331)
Net realized gain/(loss) from investments and swap contracts	(162,102,890)	109,029,994
Net change in unrealized appreciation/(depreciation) on investments and swap contracts	(246,757,429)	92,544,299
Net increase/(decrease) in net assets resulting from operations	(400,626,767)	198,677,962

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(54,436,288)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:	390,341,428	738,795,595
Payments for shares redeemed:	(346,709,293)	(327,172,768)
Net increase in net assets from shares of beneficial interest	43,632,135	411,622,827

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(411,430,920)	610,300,789

NET ASSETS
Beginning of year	1,585,300,957	975,000,168
End of year	$1,173,870,037	$1,585,300,957

SHARE ACTIVITY
Shares sold	42,028,562	73,315,711
Shares redeemed	(38,668,333)	(32,294,396)
Net increase in shares of beneficial interest outstanding	3,360,229	41,021,315

The accompanying notes are an integral part of these financial statements.

Wealthfront Risk Parity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period

	Class W (1)
	Year Ended	Year Ended		Year Ended		Year Ended	Period Ended
	October 31,	October 31,		October 31,		October 31,	October 31,
	2022	2021		2020		2019	2018
Net asset value, beginning of year/period	$10.59	$8.98		$10.59		$8.36	$10.00
Activity from investment operations:
Net investment income/(loss) (2)	0.05	(0.02)		0.05		0.18	0.11
Net realized and unrealized gain/(loss) on investments	(2.61)	1.63		(1.39)		2.23	(1.68	) (3)
Total from investment operations	(2.56)	1.61		(1.34)		2.41	(1.57)
Less distributions from:
Net investment income	(0.04)	—		(0.05)		(0.18)	(0.07)
Net realized gains	(0.32)	—		(0.22)		—	—
Return of capital	—	—		(0.00	) (8)	—	—
Total distributions	(0.36)	—		(0.27)		(0.18)	(0.07)
Net asset value, end of year/period	$7.67	$10.59		$8.98		$10.59	$8.36
Total return (4)	(24.92)%	17.93	% (9)	(12.94)%		29.08%	(15.68)%
Net assets, end of year/period (000’s)	$1,173,870	$1,585,301		$975,000		$997,925	$758,869
Ratio of expenses to average net assets (5)	0.24%	0.24%		0.24%		0.24%	0.27	% (6)
Ratio of net investment income/(loss) to average net assets (5)	0.59%	(0.21)%		0.49%		1.92%	1.56	% (6)
Portfolio Turnover Rate	0%	0%		0%		0%	0	% (7)

(1)	The Wealthfront Risk Parity Fund commenced operations on January 22, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Net realized and unrealized gain/(loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains/(losses) in the Statement of Operations due to the share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.

(5)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(6)	Annualized.

(7)	Not Annualized.

(8)	Amount represents less than $0.005.

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2022

1.	ORGANIZATION

Wealthfront Risk Parity Fund (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund offers Class W shares. The Fund commenced investment operations for Class W shares on January 22, 2018. The Fund’s investment objective is to seek long-term total return, which consists of both capital appreciation and income.

On September 2, 2022, UBS Americas, Inc. (“UBS”) and Wealthfront Corporation, the Adviser’s parent company, mutually agreed to terminate their merger agreement, initially announced January 26, 2022, under which Wealthfront Corporation was to be acquired by UBS.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles in the United States of America (“U.S. GAAP”) . The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities, including U.S. government obligation (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation- on each underlying exchange-listed security. The independent- pricing service does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost which approximates fair value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed -end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2022 for the Fund’s assets and liabilities measured at fair value:

Wealthfront Risk Parity Fund

Assets *	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities	$—	$1,284,140,540	$—	$1,284,140,540
Money Market Fund	30,790,524	—	—	30,790,524
Total Assets	$30,790,524	$1,284,140,540	$—	$1,314,931,064

Liabilities *
Swap Contracts	$—	$140,442,850	$—	$140,442,850
Total Liabilities	$—	$140,442,850	$—	$140,442,850

*	Refer to the Portfolio of Investments for classification.

The Fund did not hold any Level 3 securities during the year ended October 31, 2022.

Security Transactions and Investment Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly. Distributions from net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex- dividend date and determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2019-October 31, 2021, or is expected to be taken in the Fund’s October 31, 2022 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Swap Agreements – The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty. Net unrealized depreciation on swap contracts as shown on the statement of assets and liabilities as of October 31, 2022 includes changes in the fair value of the underlying, and receivables and payables for income and financing payments, respectively. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.

As of October 31, 2022, the unrealized depreciation on swap contracts subject to equity risk was $140,442,850. For the year ended October 31, 2022, the net change in unrealized depreciation on swap contracts subject to equity risk was $ 246,138,301. For the year ended October 31, 2022, the Fund had a realized loss of $162,101,876 on swap contracts subject to equity risk.

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset and liability derivatives available for offset under a master netting arrangement along with collateral pledged for these contracts as of October 31, 2022.

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
		Gross Amounts	Net Amount of
	Gross Amounts	Offset in the	Assets/Liabilities
	of Recognized	Statement of Assets	Present in the Statement		Financial		Cash Collateral
Description	Assets/Liabilities	and Liabilities	of Assets and Liabilities		Instruments		Pledged	Total
Assets
Swap Contracts	$765,744	$—	$—		$—		$—	$—
Liabilities
Swap Contracts	$141,208,594	$(765,744)	$140,442,850	(1)	$140,442,850	(2)	$—	$—

(1)	Net unrealized depreciation as presented in the Portfolio of Investments.

(2)	Total value of securities pledged as collateral to broker as of October 31, 2022 was $152,846,258.

The notional value of the derivative instruments outstanding as of October 31, 2022 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended October 31, 2022 as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the fund expects risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended October 31, 2022, there were no aggregate purchases and sales of investments (excluding U.S. Government securities and short-term investments).

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for further information regarding the risks associated with the Fund’s investments which include, but are not limited to commodities risk, correlation risk, counterparty credit risk, credit risk, cybersecurity risk, derivatives risk, emerging market risk, equity risk, fixed income securities risk (including call risk, credit risk, duration risk, interest rate risk, liquidity risk, and prepayment and extension risk), foreign (non U.S.) investment risk, forward and futures contract risk, gap risk, high portfolio turnover risk, interest rate risk, investment companies and exchange-traded funds risk (including other ETF risk and money market fund risk), leveraging risk, LIBOR risk, managed volatility strategy risk, management risk, market risk, market events risk, model and data risk, real estate investment trusts risk, regulatory risk, swap agreements risk, swap risk, tax risk, treasury inflation-protected securities (“TIPS”) risk, U.S. government securities risk and volatility risk.

Commodities Risk – Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture, and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.

Correlation Risk – Because the Fund’s investment strategy seeks to balance risk across multiple asset classes, to the extent the asset classes become correlated in a way not anticipated by Wealthfront Strategies LLC (the “Adviser”), the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.

Counterparty Credit Risk – The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over- the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, or if a counterparty becomes the subject of insolvency proceedings, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. The Adviser considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which the Fund enters into a transaction. In addition, the Fund may enter into swap agreements with only a single counterparty or with a limited number of counterparties, which as a result increases the Fund’s exposure to counterparty risk. There is the risk that a counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral or margin requirements, due to regulatory requirements or otherwise, which may limit or restrict the Fund’s ability to use, or increase the cost to the Fund of, leverage and thereby reduce the Fund’s investment returns. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result. These risks are magnified by the Fund’s limited number of counterparties.

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Credit Risk – The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, including as an asset of an ETF or as the issuer of the reference asset of a total return swap, is unwilling or unable to make timely payments to meet its contractual obligations on investments held by the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes, which may lower their value and may affect their liquidity.

Derivatives Risk – In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivative instruments may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Certain derivatives require the Fund to make margin payments and the Fund may have to post additional margin if the value of the derivative position decreases in a manner adverse to the Fund.

Emerging Market Risk – Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities.

Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets, which may result in increased price volatility of emerging market investments.

Foreign (Non-U.S.) Investment Risk – Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Interest Rate Risk – Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed- income securities to fall while the prices of other securities rise or remain unchanged. Certain countries have experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

Investment Companies and ETFs Risk – When the Fund invest in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments held by the investment company. The Fund will also bear brokerage costs when it purchases and sells ETFs. In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; or underlying managed index and (5) a passively managed ETF may hold troubled securities. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Certain money market mutual funds are not required to preserve the value of the Fund’s investment at $1.00 per share.

LIBOR Risk – The Fund may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”).

The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced its intention to cease its active encouragement of banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publication of certain LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining LIBOR settings on a representative basis after June 30, 2023. The U.S. Federal Reserve has begun publishing Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, that is intended to replace USD LIBOR. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute or alternate reference rate may adversely affect the Fund’s performance and/or NAV. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond and other markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Model and Data Risk – Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on models, and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights. The Fund may be exposed to additional risks when Models and Data prove to be incorrect or incomplete. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the models used by the Adviser will not be successful in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Swap Risk – Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. If a swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.

TIPS Risk – TIPS are debt instruments issued by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and duration risk.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Volatility Risk – The Fund or an underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s or an underlying fund’s portfolio may fluctuate due to factors that affect markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund. In addition, the Fund’s derivative investments can be highly volatile, and the Fund may experience large losses when buying, selling or holding such instruments. High volatility may have an adverse impact on the Fund.

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTION WITH RELATED PARTIES

Wealthfront Strategies LLC serves as the Fund’s investment adviser. Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, provides the investment management program for the Fund. Effective February 28, 2019, as compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a unitary fee computed and accrued daily, and paid monthly, based on the Fund’s average daily net assets at the annual rate of 0.24%. Pursuant to the advisory agreement, the Fund incurred $3,339,559 in advisory fees for the year ended October 31, 2022.

The Fund’s management fee is a “unitary” fee that includes all operating expenses payable by the Fund, except for the Fund’s pro rata portion of the fees and expenses associated with the Fund’s independent trustees (including independent trustees legal counsel fees), brokerage fees and commissions, taxes, borrowing costs (such as dividend expenses on securities sold short and interest), fees and expenses of other investment companies in which the Fund may invest, and such extraordinary or non-recurring expenses as may arise, including litigation expenses. The fee is computed daily and payable monthly.

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Ultimus Fund Solutions, LLC.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Adviser, on behalf of the Fund, pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser on behalf of the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Adviser on behalf of the Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized depreciation at October 31, 2022, were as follows:

Cost for Federal Tax purposes	$1,315,620,531

Unrealized Appreciation	$1,097,031,776
Unrealized Depreciation	(1,238,164,093)
Tax Net Unrealized Depreciation	$(141,132,317)

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2022

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended October 31, 2022 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2022	October 31, 2021
Ordinary Income	$6,710,491	$—
Long-Term Capital Gain	47,725,797	—
	$54,436,288	$—

There were no Fund distributions for the year ended October 31, 2021.

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$1,523,061	$—	$—	$(162,102,890)	$—	$(141,132,317)	$(301,712,146)

At October 31, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

Short-Term	Long-Term	Total
$114,174,026	$47,928,864	$162,102,890

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a) 9 of the 1940 Act. As of October 31, 2022, Wealthfront Brokerage Corporation, holding shares for the benefit of others in nominee name, held approximately 100% of the voting securities of the Fund.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Two Roads Shared Trust and the Shareholders of Wealthfront Risk Parity Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Wealthfront Risk Parity Fund (the “Fund”), one of the funds constituting the Two Roads Shared Trust (the “Trust”), including the portfolio of investments, as of October 31 2022, the related statements of operations, changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended October 31, 2021 and the financial highlights for the each of the three years in the period ended October 31, 2021 and for the period from January 22, 2018 (commencement of operations) through October 31, 2018 were audited by other auditors whose report, dated December 28, 2021, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California
December 27, 2022

We have served as the auditor of one or more Wealthfront Strategies LLC investment companies since 2022.

Wealthfront Risk Parity Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2022

As a shareholder of the Wealthfront Risk Parity Fund, you incur ongoing costs, including management fees and certain Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 through October 31, 2022.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical (5% return before
			Actual		expenses)
Beginning
	Fund’s	Account	Ending	Expenses Paid	Ending	Expenses Paid
	Annualized	Value	Account Value	During Period	Account Value	During Period
	Expense Ratio	5/1/2022	10/31/2022	5/1/22-10/31/22	10/31/2022	5/1/22-10/31/22

Wealthfront Risk Parity Fund *	0.24%	$1,000.00	$889.60	$1.14	$1,024.00	$1.22

*	Expense information is equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Wealthfront Risk Parity Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2022

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008), Independent Director, OCHEE LP (2021- present)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); iCapital KKR Private Markets Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and OHA CLO Enhanced Equity II Genpar LLP (since 2021)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); iCapital KKR Private Markets Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman, McGowan PLLC (legal services)(Since 2016);	1	iCapital KKR Private Markets Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean and Professor (since 2019) of Chicago-Kent College of Law, Illinois Institute of Technology; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017- 2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	iCapital KKR Private Markets Fund (since 2014); Centerstone Investors Trust (2016-2021)

*	Information is as of October 31, 2022.

**	As of October 31, 2022, the Trust was comprised of 25 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

10/31/22 – Two Roads v2

Wealthfront Risk Parity Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2022

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012- present); Vice President (2004 to 2012); Ultimus Fund Solutions LLC	N/A	N/A
Laura Szalyga Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Ultimus Fund Solutions LLC (since 2015); Assistant Vice President, Ultimus Fund Solutions LLC (2011-2014)	N/A	N/A
Timothy Burdick Year of Birth: 1986	Vice President Since Aug. 2022 Secretary Since Aug. 2022	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of October 31, 2022.

**	As of October 31, 2022, the Trust was comprised of 25 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-910-4232.

10/31/22 – Two Roads v2

Wealthfront Risk Parity Fund
Change in Accountant (Unaudited)
October 31, 2022

On April 5, 2022, the Audit Committee of Two Roads Shared Trust (“Committee”) appointed and formally engaged Deloitte and Touche LLP, (“Deloitte”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2022, in replacement of RSM US LLP (“RSM”), which served previously as the independent registered public accounting firm for the Fund.

RSM US LLP (“RSM”) reports on the Fund’s financial statements for the periods prior to October 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years of the fund ended October 31, 2020 and October 31, 2021, and the subsequent interim period through April 5, 2022, there were no disagreements between the Fund and RSM on any matter of accounting principles or practices, (i) financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such period; and (ii) there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years of the fund ended October 31, 2020 and October 31, 2021, and the subsequent interim period through April 5, 2022, neither the Fund nor anyone on its behalf has consulted with Deloitte regarding; (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Fund’s financial statements, and neither a written report was provided to the Fund nor oral advice was provided that Deloitte concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).

Wealthfront Risk Parity Fund
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
October 31, 2022

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended October 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads	We collect your personal information, for example, when you
Shared Trust collect my personal information?	● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-910-4232 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT. Form N-PORT are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-910-4232.

INVESTMENT ADVISER
Wealthfront Strategies LLC
261 Hamilton Avenue
Palo Alto, CA 94301

ADMINISTRATOR
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant’s board of trustees has determined that Mark Gersten and Neil M. Kaufman are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten and Mr. Kaufman are independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2022       $15,500

2021       $18,750

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2022       $4,100

2021       $3,500

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2022 and 2021 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2022 and 2021 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no significant changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a) of Form N-CSR) are filed herewith.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(a)(4) Change in Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

/s/ James Colantino

By James Colantino Principal Executive Officer
Date: 6/10/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ James Colantino

By James Colantino Principal Executive Officer
Date: 6/10/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Laura Szalyga

By Laura Szalyga Principal Financial Officer
Date: 6/10/2024